UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  May 19, 2021 (May 17, 2021)

TERMINIX GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	TMX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously contemplated and announced, Mark E. Tomkins retired as a member of the Board of Directors of Terminix Global Holdings, Inc. (the “Company”), effective as of May 18, 2021. In connection with Mr. Tomkins’s retirement, the Board of Directors eliminated the directorship position held by Mr. Tomkins and reduced the number of directors constituting the Company’s Board of Directors from eight directors to seven directors, effective as of May 18, 2021.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2021, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was March 26, 2021. At the close of business on that date, the Company had 129,861,771 shares of common stock outstanding and entitled to be voted at the Annual Meeting. At the Annual Meeting, four proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 9, 2021. The final voting results were as follows:

Proposal 1

The Company’s stockholders elected the following Class I directors to serve for a term expiring at the 2024 Annual Meeting. The voting results are set forth below.

	Votes For	Votes Against	Votes Abstained	Broker Non-Vote
David J. Frear	120,005,941	87,374	131,924	2,178,672
Brett T. Ponton	119,180,532	912,783	131,924	2,178,672
Stephen J. Sedita	117,100,190	2,993,125	131,924	2,178,672

Proposal 2

The Company’s stockholders approved the advisory resolution approving executive compensation. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
115,977,575	4,101,496	146,168	2,178,672

Proposal 3

The Company’s stockholders voted in favor of holding future advisory votes approving executive compensation every year.  The voting results are set forth below.

Every Year	Every 2 Years	Every 3 Years	Votes Abstained	Broker Non-Vote
118,593,679	17,141	1,477,911	136,508	N/A

In accordance with the voting results for Proposal 3, and consistent with the recommendation of the Board, the Company has determined that future advisory votes approving executive compensation will be held every year until the next vote on frequency, which is required at least once every six years.

Proposal 4

The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
121,198,894	1,071,295	133,722	N/A

Item 9.01. Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERMINIX GLOBAL HOLDINGS, INC.
(Registrant)

May 19, 2021	By:	/s/ Robert J. Riesbeck
Robert J. Riesbeck
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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